POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December 2020.

STATE OF FLORIDA              )

                                                    )

COUNTY OF MIAMI-DADE  )

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 6th day of December, 2020 by ABRAHAM RIVERA

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires April 16, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January 2021.

Dale A Bissonette

STATE OF OHIO            )

                                           )

COUNTY OF SUMMIT  )

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 15th day of January 2021 by Dale A Bissonette.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires: March 2, 2023